UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 6, 2018

Transamerica Advisors Life Insurance Company

(Exact name of Registrant as specified in its charter)

Arkansas	91-1325756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

33-26322; 33-60290; 33-58303; 333-33863; 333-34192; 333-133223; 333-133225; 333-222192; 333-211121

(Commission File Numbers)

4333 Edgewood Road, NE

Cedar Rapids, Iowa

52499-0001

(Address of Principal Executive Offices)

(319) 355-8511

(Registrant telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filings obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 6, 2018, management of Transamerica Advisors Life Insurance Company’s indirect parent, Aegon N.V., will be presenting at Aegon Analyst & Investor Conference and will refer to a slide presentation that includes the excerpts attached hereto as Exhibit 99.1, which reflect Transamerica Advisors Life Insurance Company’s intent to merge with Transamerica Life Insurance Company sometime in 2019 in a transaction that is expected to generate approximately $200 million in capital.

The information contained in this Item 7.01, including the related information set forth in the presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Transamerica Advisors Life Insurance Company intends forward-looking terminology such as “experts”, “intends”, and similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause Transamerica Advisors Life Insurance Company’s future events to differ materially from those anticipated by the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibits No.	Description

99.1	Presentation excerpts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Transamerica Advisors Life
Insurance Company

/s/ Brian Stallworth
Brian Stallworth
Assistant Secretary and Senior Counsel

Date: December 6, 2018

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